Supplement dated January 10, 2022
to the Prospectuses of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio – Managed Risk Fund	5/1/2021
Variable Portfolio – Managed Risk U.S. Fund	5/1/2021
Variable Portfolio – Managed Volatility Conservative Fund	5/1/2021
Variable Portfolio – Managed Volatility Conservative Growth Fund	5/1/2021
Variable Portfolio – Managed Volatility Growth Fund	5/1/2021
Variable Portfolio – U.S. Flexible Conservative Growth Fund	5/1/2021
Variable Portfolio – U.S. Flexible Growth Fund	5/1/2021
Variable Portfolio – U.S. Flexible Moderate Growth Fund	5/1/2021
Columbia Funds Variable Series Trust II
Variable Portfolio – Managed Volatility Moderate Growth Fund	5/1/2021
Variable Portfolio – Aggressive Portfolio	5/1/2021
Variable Portfolio – Conservative Portfolio	5/1/2021
Variable Portfolio – Moderate Portfolio	5/1/2021
Variable Portfolio – Moderately Aggressive Portfolio	5/1/2021
Variable Portfolio – Moderately Conservative Portfolio	5/1/2021
CTIVP® - Wells Fargo Short Duration Government Fund has changed its name to CTIVP® - Allspring Short Duration Government Fund, and accordingly all references to CTIVP® - Wells Fargo Short Duration Government Fund (the Fund) in each fund's prospectus are hereby changed. In addition, the disclosure for the Fund in each fund's Appendix A - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
CTIVP® – Allspring Short Duration Government Fund (formerly known as (CTIVP® – Wells Fargo Short Duration Government Fund)
CTIVP® - Allspring Short Duration Government Fund (the Fund) seeks to provide shareholders with current income consistent with capital preservation.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. The Fund may invest up to 20% of its net assets within non-government mortgage and asset-backed securities.
In pursuit of its objective, the Fund will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a nationally recognized statistical ratings organization, or if deemed to be of comparable quality. As part of the Fund’s investment strategy, it may invest in stripped securities (securities that have been transformed from a principal amount with periodic interest coupons into a series of zero-coupon bonds, with the range of maturities matching the coupon payment dates and the redemption date of the principal amount) or enter into mortgage dollar rolls and reverse repurchase agreements. In addition, the Fund may invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AA- or Aa3 that the Fund’s subadviser believes will sufficiently outperform U.S. Treasuries. Generally, the portfolio’s overall dollar-weighted average effective duration is less than that of a 3-year U.S. Treasury note.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures contracts (including interest rate futures), to hedge interest rate exposure of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The rest of the section remains the same.
S-6534-34 A (1/22)